UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 12, 2022
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Rockley Photonics Holdings Limited
(Exact name of registrant as specified in its charter)
 ____________________________

Cayman Islands	001-40735	98-1644526
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3rd Floor 1 Ashley Road Altrincham, Cheshire United Kingdom (Address of principal executive offices)		WA14 2DT (Zip Code)
+44 (0) 1865 292017
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
 ____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Ordinary shares, $0.000004026575398 par value per share	RKLY	The New York Stock Exchange
Warrants, each whole warrant exercisable for one ordinary share at an exercise price of $11.50 per share	RKLY.WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On December 12, 2022, the Board of Directors (the “Board”) of Rockley Photonics Holdings Limited (the “Company”) appointed Richard A. Meier as the Company’s President and Chief Executive Officer and as a member of the Board, effective immediately. Mr. Meier will serve as a Class III director, with his initial term expiring at the 2024 annual meeting of shareholders. Mr. Meier will succeed Dr. Andrew Rickman, who resigned from his position as Chief Executive Officer on December 12, 2022 and was appointed Executive Chair of the Company. Chad Becker has been appointed as interim Chief Financial Officer to succeed Mr. Meier, effective immediately. In connection with his appointment, Mr. Becker was also designated the Company’s principal financial officer and principal accounting officer.

Also on December 12, 2022, Dr. Caroline Brown resigned from the Board to pursue other business interests. Dr. Brown served as chair of the Audit Committee of the Board and a member of the Nominating and Corporate Governance Committee of the Board. Dr. Brown’s resignation was not the result of any dispute or disagreement with the Company or the Board. The Board has appointed Nicolaus Henke to join the Audit Committee to fill the vacancy resulting from Dr. Brown’s departure and Brian Blaser to serve as the new chair of the Audit Committee.

Mr. Meier, 63, joined the Company as its President and Chief Financial Officer in October 2022. He previously served as Executive Vice President and Chief Financial Officer of Intersect ENT, Inc., a medical technology company, from November 2019 until its recent acquisition by Medtronic plc. Previously, from 2013 to 2018, Mr. Meier served as President – International & Executive Vice President & Chief Financial Officer at Owens & Minor, Inc., a global healthcare services company. Prior to joining Owens & Minor, Mr., Meier served as Executive Vice President and Chief Financial Officer at Teleflex, Inc., a global medical device company, from 2010 to 2012. From 2007 to 2009, Mr. Meier served as President and Chief Operating Officer of Advanced Medical Optics, Inc., a global ophthalmic medical device company acquired by Abbott Laboratories, and from 2002 to 2007, Mr. Meier served as Vice President and Chief Financial Officer at Advanced Medical Optics, Inc. Mr. Meier also worked for ICN Pharmaceuticals Inc., now Bausch Health, a global pharmaceutical company, from 1998 to 2002, where he served as Executive Vice President and Chief Financial Officer, and as Treasurer. Mr. Meier has also served on the Board of Directors at BioMarin Pharmaceutical Inc. since 2006 and as the Lead Independent Director since 2015. Mr. Meier is also a member of the Supervisory Board of Syntellix AG, a private medical technology company, and he was a Director of Staar Surgical Inc., an ophthalmic medical device company, from 2009 through June 2016, where he also served on the Governance, Compensation and Audit Committees. Mr. Meier holds a B.A. in economics from Princeton University.

Mr. Becker, age 47, has 20 years of corporate finance experience and has served as the Company’s Vice President, Financial Planning and Analysis since October 2022. He previously served as the Company’s interim Chief Financial Officer from June 2022 to October 2022. Prior to joining the Company, Mr. Becker served as Vice President, Finance at Tuft & Needle from February 2021 to August 2021. Prior to that position, Mr. Becker served as Director, Treasury at NetApp, Inc. (NASDAQ: NTAP) from August 2017 to January 2021, and from July 2006 to August 2017, Mr. Becker served as Manager, Treasury at Microsoft Corporation (NASDAQ: MSFT). Mr. Becker holds a Chartered Financial Analyst designation and received his bachelor’s degree in finance and economics from the University of Arizona and Master of Business Administration degree from the University of Nevada at Las Vegas. Mr. Becker serves on the board of trustees for the University of Arizona Foundation.

There are no family relationships between Mr. Meier or Mr. Becker and any director or executive officer of the Company nor are there any transactions between Mr. Meier or Mr. Becker or any member of their respective families and the Company or any of its subsidiaries that would be reportable as a related party transaction under the rules of the Securities and Exchange Commission.

There were no changes made at this time to Mr. Meier’s previously disclosed compensation and contract of employment with the Company in connection with his new role.

As interim Chief Financial Officer, Mr. Becker’s annual base salary is $370,000 with a target bonus opportunity equal to 60% of his annual base salary on a pro rata basis during his time as interim Chief Financial Officer.

Item 7.01. Regulation FD Disclosure.

On December 12, 2022, the Company issued a press release entitled “Rockley Photonics Announces Promotion of Richard A. (Randy) Meier to Chief Executive Officer” a copy of which is furnished as Exhibit 99.1 hereto.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated December 12, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rockley Photonics Holdings Limited

Date:	December 12, 2022	By:	/s/ Richard A. Meier
		Name:	Richard A. Meier
		Title:	President and Chief Executive Officer